Brown Shoe Company, Inc.
Investor Update
March 2008

This document contains certain forward-looking statements and expectations regarding the
Company's future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) the continuing preliminary nature of estimates of the costs and benefits of the Earnings Enhancement Plan, which are subject to change as the Company refines these estimates over time; (ii) intense competition within the footwear industry; (iii)
rapidly changing consumer demands and fashion trends and purchasing patterns, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (iv) customer concentration and increased consolidation in the retail industry; (v) the Company’s ability to successfully implement its Earnings Enhancement Plan;
(vi) political and economic conditions or other threats, including rising labors costs, to continued and uninterrupted flow of inventory from China and Brazil, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory;
(vii) the Company's ability to attract and retain licensors and protect its intellectual property;
(viii) the Company's ability to secure leases on favorable terms; (ix) the Company's ability to maintain relationships with current suppliers; (x) the uncertainties of pending litigation; and
(xi) the Company’s ability to successfully execute its international growth strategy. The
Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption “Risk
Factors” in Item 1A of the Company’s Annual Report for the year ended February 3, 2007, which information is incorporated by reference herein. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
- March 10, 2008
NOTE:
Guidance was issued on March 5, 2008 and has not been updated.

Brown Shoe At A Glance

BROWN SHOE TODAY -$2.4 Billion in Sales for 2007

Integrated wholesale-retail platform
Consumer-driven enterprise that builds brands and
retail concepts while gaining market share

Total BWS
D2C
$110 million(Includes FamousFootwear.com,Naturalizer.com, Naturalizer Catalog, Shoes.com

33% Wholesale
67% Retail

Famous Footwear 1,000+ retail stores in the U.S. $1.3 billion
Specialty Retail $263 million
Wholesale $784 million

Spec. Stores 18%
Dept. Stores 22%
Mid-tier 23%
Mass 37%

Brown Shoe Platform

RETAIL     WHOLESALE    ECOMMERCE
●	1,300+ total retail doors – appx. 1,100
Famous Footwear, 250+ Naturalizer, Brown Shoe Closet, FX LaSalle, and branded concepts. 130 million consumer visits per year

●	2,000 customers served at wholesale across our branded and private label/brand divisions

●	Integrated ecommerce platform for all BWS brands – including 3rd largest pureplay internet footwear retailer in Shoes.com. 30+ million e-visitors per year

●	World class global sourcing network. Sourced 76 million pairs at wholesale and sold another 40 million at retail

●	All BWS wholesale brands play across BWS retail/ecommerce concepts

●	13% to 15% of Famous Footwear sales from BWS wholesale brands

●	Front-end / Back-end perspective from retail and wholesale provides greater insights to consumer desires and understanding of trends

●	Cross-skilled talent base

Brown Shoe Platform

Power of the Integrated Wholesale / Retail Model –
Driving Growth, Profitability, and Value Creation

Control the Customer Experience
Maximize the Value of Footwear Expertise
Own the Entire Margin
Leverage Infrastructure
Diversify the Business Model

•	Fragmentation of the consumer has significantly expanded the matrix of style preferences and retail options
•	Integrated model allows a wide variety of brands in the “right” channel

•	Consumer contact and feedback at retail and ecommerce can stimulate and accelerate the design process
•	Improve ability to stay “on trend” across segments

•	Opportunity to capture greater product margin on owned brands through owned retail
•	Careful balance to minimize channel conflict

•	Optimize supply chain and distribution
•	Leverage shared resources and costs
•	Increased scale

•	Remove volatility through balanced retail, multi-branded wholesale, and licenses
•	Maximize returns on capital

b
Brown Shoe Portfolio

Salon
Bridge
Impulse
Better
Moderate
Junior
Comfort
Mass

Review of BWS Financials
(all $’s in millions except EPS)

	52 Weeks Ended Feb. 2, 2008	53 Weeks Ended Feb. 3, 2007	% Chg.

Sales	$2,359.9	$2,470.9	-4.5%

Net Earnings
GAAP	$60.4	$65.7	-8.0%
Adjusted*	$72.8	$71.0	2.5%

EPS
GAAP	$1.37	$1.51	-9.3%
Adjusted*	$1.65	$1.63	1.2%

Gross Margin	40.0%	39.3%
Debt/Cap*	22.8%	22.4%
EBITDA*	$146.5	$157.4	-6.9%

*See Appendix for reconciliation

First Quarter 2008 & Full Year Guidance
As of March 5, 2008 and has not been updated

Consolidated Sales: 2008 Est. 2007 Actual
First Quarter $575 - $585 million $566 million
Full Year $2.5 - $2.55 billion $2.36 billion

EPS:
First Quarter $0.07 to $0.11 $0.22
Full Year $1.52 to $1.62 $1.37

Other Annual Estimates:
Consolidated Tax Rate: 30% to 31%
Famous Footwear
Same-Store Sales: flat to -2% for the year; -3% to -5% for Q1
Store Openings: 100 to 110 openings and approximately 40 closings
Wholesale: Wholesale sales are expected to increase mid-single digits for the year and increase low-single digits in Q1 as we expect retailers to remaincautious on reorders and shipping windows
Capital Expenditures: $75 to $85 million, reflecting new and remodeled stores, logistics networkand other infrastructure, and non-ERP information systems upgrades
Other: Increase in marketing investments of $16 million during the year andtargeted annual incentive compensation costs of $21 million

Brown Shoe Vision:

Brown Shoe is the leading fashion footwear marketer, winning loyal customers with compelling global brands.

Doubling our rate of profitability while doubling our sales over the next five years.

Growth and Profit Drivers

1.	Build powerful consumer brands
•	Grow brand equity of flagship brands
•	Test, incubate and grow new brands

2.	Drive brands through owned retail
•	Leverage vertical & multi-channel businesses
•	Maximize owned-distribution and owned-branded assets

3.	Expand our brands to global markets
•	Extend existing brands to international markets
•	Build and acquire brands with international demand

4.	Penetrate growth markets
•	Target new and fast-growing markets and channels of distribution

5.	Drive operational excellence
•	Earnings Enhancement Plan, Real Estate Strategy, Consumer-Driven Model, Inventory Management

Famous Footwear

More Shoes, More Ways
Profitable Market Optimization (Real Estate)
Inventory Optimization
Balance & Value
Merchant Localization (Tailoring Assortment by Region)

●	Growth opportunity to a minimum of 1,500 doors
●	Trend-right product
●	Leveraging multi-channel platform
●	Marketing strategy
●	Technology/redefining service
●	Vertical – 13% - 15% of sales from Brown Shoe Wholesale brands
●	Approximately 54% of sales are driven by our rewards program

Famous Footwear Rewards Program

Famous Footwear Rewards - Active Members
(defined as shopped in past 12 months)
8
7
6
5
4
3
2
1

60%
50%
40%
30%
20%
10%
0
0%

2002 2003 2004 2005 2006 2007

Active Members (millions)
Members Sales (% of Sales)

Naturalizer

$125 -$300
$60-180
$30-$80
Naturalizer
Accessories/Other Categories
International
Natural Sport
Natural Soul

b
●	Extended brand essence to new categories and
consumer touchpoints
●	Tightly-targeted consumer communications
●	Sell-through model; fresh trend-right product
●	Improved product delivered when she wants to buy
●	Model to be leveraged across all BWS wholesale
●	All-in brand (retail and wholesale combined) contribute double-digit operating margins

Naturalizer

Current Domestic Markets
Current International Markets
2008-2012 International Markets

	2007	2012 Est.

US	133
Canada	120
*Central & S. America	25
*Pacific Rim	38
**China	26

Total	342	700 - 750

*All Central and South American and Pacific Rim stores are franchised
**21 of the 26 China stores are franchised by the B&H Footwear joint venture to an affiliate of Hongguo International as part of JV agreement

Direct to Consumer

shoes.com pure play
●	$350 to $450 million opportunity in next 5 years
●	Branded web sites and multi-channel opportunities
●	Integrated platform

Naturalizer            Famous Footwear

●	Growth by winning in new and emerging markets

Online Footwear: Projected to be over $6B market by 2011*

*Source: Forrester
2003
2004
2005
2006
2007
2008
2009
2010
2011

$1.0
$1.7
$2.8
$3.2
$3.7
$4.2
$4.8
$5.5
$6.3

$ Billions

Brown New York

●	Provides fashion halo to portfolio
●	Strong emotional connection with consumer
●	Fashion/Style Credibility/Talent
●	Brand extension and lifestyle potential
●	Expect double-digit sales increase in 2008

Dr. Scholl's Footwear

The Original Dr. Scholl's

●	High brand recognition and strong equity
●	97% brand awareness driven by insole TV and print advertising
●	Partnerships with Wal-Mart and Schering-Plough
●	Extend asset into new categories and channels
●	Growth through vertical model

Positioning for Growth

1997        2007

Survival
•	Reorganization of Executive Team
•	Focus on core activities
•	Secured financing and stabilized liquidity

Rebuild
•	IMPACT
•	Key management changes
•	1st Naturalizer re-sizing and reorganization

Improving Core Competencies
•	Strategy development
•	Good to Great disciplines
•	Portfolio Management

Increasing Prospects for Profitability
•	Focus on best brands and market opportunities
•	Consumer-Driven Wholesale Model
•	Integrated, efficient business model
•	Naturalizer turnaround
•	Bennett acquisition

Sustainable Growth
•	Growing portfolio
•	Organic
•	Consolidation
•	Earnings Enhancement Plan
•	Brown NY integration
•	Accelerating Famous growth
•	International Opportunities – China, Japan
•	Edelman investment

Appendix

Sales and EPS – 2003 to Estimated 2008*

Sales in Billions
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.55 - $2.50 Billion*

2003
2004
2005
2006
2007
2008 Est.

Earnings Per Share
$1.50
$1.00
$0.50
$0.00

2003
2004
2005
2006
2007
2008 Est.

$1.10
$1.13
$1.02
$1.48
$0.96
$1.63
$1.51
$1.65
$1.37
$162 - $1.52*
*  Note:  Guidance was issued on March 5, 2008 and has not been updated.
Charges and recoveries included in net earnings and EPS for 2006 and 2007 are listed in the Reconciliation of Net Earnings to Adjusted Net Earnings in this Appendix.

Earnings Enhancement Plan
2006, the Company introduced its Earnings Enhancement Plan designed to increase earnings through cost reductions, efficiency initiatives, and the reallocation of resources.  Key elements of the plan include: i) restructuring administrative and support areas; ii) redesigning logistics and distribution platforms; iii) reorganizing to eliminate operational redundancies; iv) realigning strategic priorities; and v) refining the supply chain process and enhancing inventory utilization.

Costs during the quarter related to the Company's Earnings Enhancement Plan were $3.7 million on a pre-tax basis ($2.6 million after-tax or $0.06 per diluted share) in the fourth quarter of 2007.  In 2007, pre-tax implementation costs were $19.0 million ($12.4 million after-tax or $0.28 per diluted share), while the Company realized pre-tax benefits of approximately $21.0 million.

In the first quarter 2008, the Company expects to enter into a lease for a West Coast distribution center for its retail operations.  After-tax implementation costs for the Earnings Enhancement Plan in 2008 are currently estimated to be approximately $2.0 to $3.0 million and incremental after-tax benefits in 2008 are estimated to be at the low end of the $5 to $7 million range.

Note: The above data, as provided in the Company’s March 5, 2008 press release for the fourth quarter and full-year ended February 2, 2008, reflects then current estimates for costs and benefits related to the initiatives.  We expect to refine this information in the upcoming quarters and provide updated guidance as appropriate.

Earnings Enhancement Plan – Savings of $26 million to date

Key Accomplishments in 2007:

Reorganization of Brown Shoe Retail and associated consolidation of key functions:
▪	Blended all retail field operations and store support functions, across all retail formats
▪	Created enterprise-wide D2C organization, including relocation of Shoes.com organization to St. Louis

Continued reorganization of key Wholesale operations:
▪	Completed Brown New York reorganization and redevelopment of core merchandising functions

Consolidation of total corporate real estate and organizational locations:
▪	Needham office
▪	Dover Distribution Center
▪	LA office (in Shoes.com relocation)
▪	Satellite sourcing offices (Italian offices, Taiwan office, Brazil house)

Made decision to open west coast Retail DC, enabling improved operating efficiencies across our retail supply chain

Executed other key operating efficiency initiatives:
▪	Reorganized corporate and divisional finance functions
▪	Increased leverage of non-trade spend (i.e. Indirect Procurement)
▪	Achieved budgeted inventory turns due to retail inventory optimization initiative

Focused reinvestment in key strategic areas of development:
▪	IT Strategy

Capital Expenditure Schedule
(Millions of dollars)

	2007	2008

New Stores	$ 22.8	$ 22.0	to	$ 24.0

Remodel	13.8	19.0	to	23.0

Logistics	0.1	22.0	to	22.0

Infrastructure (Incl. IT)	4.8	12.0	to	16.0

Total	$ 41.5	$ 75.0	to	$ 85.0

EBITDA Reconciliation
(Millions of dollars)

	2007	2006

Operating Profit	$ 95.7	$ 108.1

Depreciation &
Amortization	52.3	50.8

EBITDA	$ 146.5	$ 157.4

*Depreciation and amortization excludes amortization for debt issuance costs

Debt to Capital Ratio
(Millions of dollars, except for Debt to Capital Ratio)

Debt to Capital Ratio	2007	2006	2005	2004	2003	2002
Total Debt Obligations*	$ 165	$ 151	$ 200	$ 142	$ 120	$ 152
Total Shareholders' Equity	559	524	434	391	350	292
Total Capital	$ 724	$ 675	$ 634	$ 533	$ 470	$ 444

Debt to Capital Ratio**	22.8%	22.4%	31.5%	26.6%	26.0%	34.0%

*Total Debt Obligations include long term debt, borrowings under revolving credit agreement and capital lease obligations.
**Total Debt Obligations divided by Total Capital

Review of BWS Financials

	52 Weeks Ended Feb. 2, 2008	53 Weeks Ended Feb. 3, 2007	% Chg.
($'s in millions)
Famous Footwear
Sales	$1,313.2	$1,282.2	2.4%
Operating Profit	$84.1	$89.8	-6.3%
Same-Store Sales	-0.6%	3.4%

Specialty Retail
Sales	$263.2	$257.9	2.0%
Operating Profit*	-$8.2	-$3.8	115.8%
Same-Store Sales	-0.9%	2.1%

Wholesale
Sales	$783.7	$930.8	-15.8%
Operating Profit**	$67.5	$71.0	-4.9%

**Includes $4.2 million in costs associated with the Earnings Enhancement Plan in 2007 compared with $3.6 million in 2006 and an additional $3.8 million in 2006 of Bass exit costs

Reconciliation of GAAP Net Earnings to Adjusted Net Earnings:

2007 v. 2006

	2007		2006
($'s in thousands)	Net Earnings	EPS	Net Earnings	EPS

GAAP Net earnings	$60,427	$1.37	$65,708	$1.51

Charges/Other Items:
Earnings Enhancement Plan	12,351	0.28	3,927	0.09

Bass Exit Costs	-	-	2,337	0.05

Insurance Recoveries, Net	-	-	(1,007)	(0.02)
Adjusted net earnings	$72,778	$1.65	$70,965	$1.63

Non-GAAP Financial Measures
In this document, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures.  In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures.  These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results.  These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Wholesale Portfolio - 2007

Etienne Aigner
Via Spiga
Nickels
Franco Sarto
Children's
Dr. Scholl's
Private Label/Private Brand
Carlos
Naturalizer
LifeStride

Famous Footwear -- Sales by category 2007
Accessories
Kid's
Athletic
Men's
Athletic
Women's
Athletic

5%
6%
8%
16%
20%
30%
15%